================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 16, 2007

                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                   001-16317                95-4079863
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)          Identification No.)


                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On July 16, 2007, the Board of Directors (the "Board") of Contango Oil & Gas Company (the "Company") increased the number of its Board members from five to six, and appointed B. A. Berilgen as a director of the Company.

     Mr. Berilgen will receive compensation consistent with other outside directors of the Company, pro-rated as of the date of his appointment. During the fiscal year ended June 30, 2007 the Company's outside directors received a quarterly retainer of $8,000 payable in cash, $36,000 payable in Company stock, and $1,000 for attendance at Board meetings, whether in person or via telephone.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.                 Description of Document
-----------      ---------------------------------------------------------------
  99.1           Press release dated July 16, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONTANGO OIL & GAS COMPANY


Date:  July 16, 2007            By: /s/  KENNETH R. PEAK
                                    ---------------------------------------
                                    Kenneth R. Peak
                                    Chairman and Chief Executive Officer